Exhibit 99.1

Athena Commences Drill Program to Further Delineate the Shallow High-grade Intercept from Discovery Hole DB-23

VACAVILLE, CA – October 27, 2022 – Athena Gold Corporation (OTCQB: AHNR)(CSE: ATHA) (“Athena” or the “Company”) is pleased to announce the commencement of the Company's fall 2022 reverse circulation (“RC”) drill program consisting of six (6) angle holes for an estimated 2,000 feet (610 meters) at its Excelsior Springs Project (“Excelsior Springs” or “Project”), is located approximately 45 miles southwest of Goldfield in Esmeralda County, Nevada. The Bureau of Land Management approved the permit for further drilling earlier this month.

John Power, President and CEO of Athena, said, “The first three proposed holes are focused on further delineating the mineralized zone around the intercept in our discovery hole DB-23, this hole drilled in our spring 2022 RC drill program, contained 110 feet (34 meters) of 5.2 g/t Au and 8.9 g/t Ag, the best drill hole intercept in the history of the project.” Power continued “Our next three proposed holes will be testing other high priority drill targets to follow up on historic drill intercepts that also had significant Grade x Thickness (“GT”) products. This program should provide invaluable data as we further explore and develop the Project. Excelsior Springs is emerging as one of the best advanced gold exploration projects in Nevada.”

RC Drill Program commenced on October 26, 2022 at Excelsior Springs Project, Nevada

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DB-23 Area

Proposed Holes 1-3 will target east, west and up-dip from high grade gold intercept in hole DB-23 (see news release dated June 29, 2022), which started at 140 feet (43 meters) deep and contained 110 feet (34 meters) of 5.2 g/t Au and 8.9 g/t Ag, including 55 feet (17 meters) of 10.0 g/t Au and 17.3 g/t Ag, and 35 feet (11 meters) of 15.3 g/t Au and 26.5 g/t Ag.

DB-23 contained the highest-grade intercept of more than 20 feet thick at the Project and its Grade x Thickness (“GT”) product of 566 is twice as large as the next highest GT on the Project. In addition, DB-23 is open up and down dip and untested for potential strike length extensions of at least 450 feet (137 meters) to the west and more than 1,000 feet (305 meters) to the east.

East Buster Area

Proposed Hole 4 will test up dip from a 110 feet (34 meters) intercept in EX-2 averaging 2.7 g/t Au from 230 (70 meters) to 340 feet (140 meters) and the second-best GT of 299.9 on the Project. Hole 4 will also be drilled approximately 100 feet (30 meters) below a surface sample reported at 30 feet (10 meters) of 3.1 g/t Au.

Proposed Hole 5 will test down dip from a 90 ft (27 meters) intercept in 88-06 averaging 2.5 g/t Au from 0 to 90 ft (27 meters), which is the third best GT at 223.92 on the Project. Hole 5 will also test downdip from the 110 ft (34 meters) intercept of 2.7 g/t Au in EX-2 discussed in Hole 4 above.

Proposed Hole 6 will test up dip from intercepts in EX-15 of 35 ft (11 meters) of 0.74 g/t Au from 15 to 35 ft, 100 ft (30 meters) of 0.87 from 65 (20 meters) to 165 (50 meters) and 40 ft (12 meters) of 0.94 from 185 (56 meters) to 225 ft (69 meters) as well an intercept from 0 to 125 feet (38 meters) averaging 0.93 g/t Au in hole 88-08. Total GT’s are 138.72 in EX-15 and 116.63 in 88-08.

*The grades of EX-2, EX-15, 88-06 and 88-08 are considered to be historical in nature, should not be relied upon, and are provided only for historical context regarding exploration at the property. A Qualified Person has not completed sufficient work to validate the information provided by these holes.

Quality Assurance and Quality Control

Procedures are being implemented to assure Quality Assurance Quality Control (QAQC) of drill hole assaying at an ISO Accredited assay laboratory in Reno. All 5-footdrill hole samples are being securely stored for shipment, with chain of custody documentation through delivery to the lab. Mineralized commercial reference standards and coarse blank standards are being inserted every 20th sample in sequence to assure acceptable levels of confidence of the drill hole assays. When laboratory reports of the assays are received, QAQC protocols are immediately augmented to ensure the precision and accuracy of the drill hole assays.

As the Project advances, additional QAQC measures will be implemented including selected duplicate check assaying on pulps and coarse rejects at a second accredited assay laboratory.

Qualified Person

Donald G. Strachan, Certified Professional Geologist (CPG #10376 AIPG), is a qualified person as defined by National Instrument 43-101 – Standards of Disclosure for Mineral Projects (“NI 43-101”) and has reviewed the scientific and technical information that forms the basis of this press release and has approved the disclosure herein. Mr. Strachan is independent of the Company and was responsible for the site management and technical aspects of Athena’s Spring 2022 drill program and the current Fall 2022 drill program.

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About Athena Gold Corporation

Athena is engaged in the business of mineral exploration and the acquisition of mineral property assets. Its objective is to locate and develop economic precious and base metal properties of merit and to conduct additional exploration drilling and studies on the Project.

For further information about Athena Gold Corporation and our Excelsior Springs Gold project, please visit www.athenagoldcorp.com.

On Behalf of the Board of Directors

John Power
Chief Executive Officer and President

Contact:

Phone: John Power, 707-291-6198
Email: info@athenagoldcorp.com

Cautionary Statement to U.S. Investors

This press release references NI 43-101, which differs from the requirements of U.S. securities laws. NI 43-101 is a rule developed by the Canadian Securities Administrators that establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects.

The United States Securities and Exchange Commission (“SEC”) permits mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can legally extract or produce. Pursuant to SEC Industry Guide 7 under the United States Securities Act of 1933, as amended, a “final” or “bankable” feasibility study is required to report reserves. Currently Athena has not delineated “reserves” on any of its properties. Athena cannot be certain that any deposits at its properties will ever be confirmed or converted into SEC Industry Guide 7 or any successor rule or regulation compliant “reserves”. Investors are cautioned not to assume that any part or all of the historic Buster Mine gold zone will ever be confirmed or converted into reserves or that it can be economically or legally extracted.

The SEC has adopted amendments to its disclosure rules to modernize the mineral property disclosure requirements for issuers whose securities are registered with the SEC under the United States Securities Exchange Act of 1934, as amended. These amendments became effective February 25, 2019, with compliance required for the first fiscal year beginning on or after January 1, 2021, and historical property disclosure requirements for mining registrants that were included in SEC Industry Guide 7 will be rescinded from and after such date.

Forward Looking Statements

This press release contains forward-looking statements and forward-looking information (collectively, “forward-looking statements”) within the meaning of applicable Canadian and U.S. securities laws. All statements, other than statements of historical fact, included herein including, without limitation, statements regarding future exploration plans and the completion of a phase 2 drill program at the Project, future results from exploration, and the anticipated business plans and timing of future activities of the Company, are forward-looking statements. Although the Company believes that such statements are reasonable, it can give no assurance that such expectations will prove to be correct. Forward-looking statements are typically identified by words such as: “believes”, “will”, “expects”, “anticipates”, “intends”, “estimates”, “plans”, “may”, “should”, “potential”, “scheduled”, or variations of such words and phrases and similar expressions, which, by their nature, refer to future events or results that may, could, would, might or will occur or be taken or achieved. In making the forward-looking statements in this press release, the Company has applied several material assumptions, including without limitation, that there will be investor interest in future financings, market fundamentals will result in sustained precious metals demand and prices, the receipt of any necessary permits, licenses and regulatory approvals in connection with the future exploration and development of the Company’s projects in a timely manner, QAQC procedures at the Project were followed, the availability of financing on suitable terms for the exploration and development of the Company’s projects and the Company’s ability to comply with environmental, health and safety laws.

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The Company cautions investors that any forward-looking statements by the Company are not guarantees of future results or performance, and that actual results may differ materially from those in forward-looking statements as a result of various factors, including, operating and technical difficulties in connection with mineral exploration and development activities, actual results of exploration activities, the estimation or realization of mineral reserves and mineral resources, the inability of the Company to obtain the necessary financing required to conduct its business and affairs, as currently contemplated, the timing and amount of estimated future production, the costs of production, capital expenditures, the costs and timing of the development of new deposits, requirements for additional capital, future prices of precious metals, changes in general economic conditions, changes in the financial markets and in the demand and market price for commodities, lack of investor interest in future financings, accidents, labor disputes and other risks of the mining industry, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, risks relating to epidemics or pandemics such as COVID–19, including the impact of COVID–19 on the Company’s business, financial condition and results of operations, changes in laws, regulations and policies affecting mining operations, title disputes, the inability of the Company to obtain any necessary permits, consents, approvals or authorizations, including of the Canadian Securities Exchange, the timing and possible outcome of any pending litigation, environmental issues and liabilities, and other factors and risks that are discussed in the Company’s periodic filings with the SEC and disclosed in the final long form prospectus of the Company dated August 31, 2021.

Readers are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements in this press release or incorporated by reference herein, except as otherwise required by law.

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